UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2011

FleetCor Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-0479

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 13, 2011, FleetCor Technologies, Inc. (“FleetCor” or the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) reporting its acquisition of Allstar Business Solutions Limited (“Allstar”). This Amendment No. 1 to the Original 8-K (this “Form 8-K/A”) provides the audited historical financial statements of Allstar as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b).

The final purchase price was £200 million (approximately $312 million), including amounts applied at the closing to the repayment of Allstar’s debt.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited carve-out financial statements of Allstar Business Solutions Limited, Card Payment Services Division, as of and for the year ended December 31, 2010 are filed as Exhibit 99.2 to this Form 8-K/A and incorporated by reference herein.

The unaudited carve-out financial statements of Allstar Business Solutions Limited, Card Payment Services Division, as of and for the nine months ended September 30, 2011 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated by reference herein.

The consent of Mazars LLP, Allstar’s independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of FleetCor as of September 30, 2011 and unaudited pro forma condensed combined statements of income of FleetCor for the year ended December 31, 2010 and the nine months ended September 30, 2011 are filed as Exhibit 99.4 to this Form 8-K/A and incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
2.1	Share Purchase Agreement among Arval UK Group Limited, FleetCor UK Acquisition Limited and FleetCor Technologies, Inc. (1)

23.1	Consent of Mazars LLP.

99.1	Press release of FleetCor Technologies, Inc. dated December 13, 2011. (1)

99.2	Carve-out Financial Statements and Independent Auditor’s Report, for Allstar Business Solutions Limited, Card Payment Services Division, as of and for the year ended December 31, 2010.

99.3	Carve-out Financial Statements, for Allstar Business Solutions Limited, Card Payment Services Division, as of and for the nine months ended September 30, 2011.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

(1)	Previously filed as an exhibit to the Original 8-K.

Forward Looking Statements

This Form 8-K/A, including the exhibits hereto, contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about FleetCor’s beliefs, expectations and future performance, are forward-looking statements. Forward-looking statements can be identified by the use of words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should,” the negative of these terms or other comparable terminology. Examples of forward-looking statements in this Form 8-K/A include the assumptions underlying financial performance and management’s plans for 2012. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement, such as delays or failures associated with implementation; failure to maintain or renew sources of financing; failure to complete, or delays in completing, anticipated new partnership arrangements or acquisitions and the failure to successfully integrate or otherwise achieve anticipated benefits from such partnerships or acquired businesses; as well as the other risks and uncertainties identified under the caption “Risk Factors” in FleetCor’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on March 25, 2011. FleetCor believes these forward-looking statements are reasonable; however, forward-looking statements are not a guarantee of performance, and undue reliance should not be placed on such statements. The forward-looking statements included in this Form 8-K/A are made only as of the date hereof, and FleetCor does not undertake, and specifically disclaims, any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or development.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

February 27, 2012	By:	/S/ ERIC DEY
	Name:	Eric Dey
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Share Purchase Agreement among Arval UK Group Limited, FleetCor UK Acquisition Limited and FleetCor Technologies, Inc. (1)

23.1	Consent of Mazars LLP.

99.1	Press release of FleetCor Technologies, Inc. dated December 13, 2011. (1)

99.2	Carve-out Financial Statements and Independent Auditor’s Report, for Allstar Business Solutions Limited, Card Payment Services Division, as of and for the year ended December 31, 2010.

99.3	Carve-out Financial Statements, for Allstar Business Solutions Limited, Card Payment Services Division, as of and for the nine months ended September 30, 2011.

99.4	Unaudited Pro Forma Condensed Combined Financial Information.

(1)	Previously filed as an exhibit to the Original 8-K.

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